UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 12, 2009

INTERNATIONAL SPEEDWAY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Florida (State or Other Jurisdiction of Incorporation)	0-2384 (Commission File Number)	59-0709342 (IRS Employer Identification No.)

1801 West International Speedway Boulevard, Daytona Beach, Florida (Address of Principal Executive Offices)	32114 (Zip Code)
(386) 254-2700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
     Item 1.01 Entry into a Material Definitive Agreement
Section 7 — Regulation FD
     Item 7.01 Regulation FD Disclosure
Section 8 — Other Items
     Item 8.01 Other Items
On November 12, 2009 the Company issued a press release which announced that it entered into a definitive agreement to sell its 676-acre parcel of property located in Staten Island, New York, to KB Marine Holdings LLC. The Agreement contemplates KB Marine’s purchase of 100 percent of the outstanding equity membership interests of 380 Development, LLC, a wholly owned indirect subsidiary of ISC and owner of the Staten Island property. The agreement calls for the transaction to close no later than February 25, 2010.
A copy of the release is attached as an exhibit to this report.
Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits

		Description of
	Exhibit Number	Exhibit	Filing Status

1	(99.1)	Press Release	Attached herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SPEEDWAY CORPORATION (Registrant)
Date: November 12, 2009	By:	/s/ Brett M. Scharback
Brett M. Scharback
Deputy General Counsel

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